
<ARTICLE>5
<LEGEND>
This Schedule contains summary financial information extracted from the registrant's Balance Sheet as of March 31, 1997 and
Income Statement for the three months ended March 31, 1997 and is qualified in its entirety by reference to such financial
statements.
</LEGEND>
<MULTIPLIER>1
<PERIOD-TYPE>                                              3-MOS
<FISCAL-YEAR-END>                                    DEC-31-1997
<PERIOD-END>                                         MAR-31-1997
<CASH>                                                 3,332,000
<SECURITIES>                                                   0
<RECEIVABLES>                                          1,545,000
<ALLOWANCES>                                                   0
<INVENTORY>                                                    0
<CURRENT-ASSETS> <F1>                                          0
<PP&E>                                               580,513,000
<DEPRECIATION>                                      (141,649,000)
<TOTAL-ASSETS>                                       467,720,000
<CURRENT-LIABILITIES> <F1>                                     0
<BONDS>                                               89,944,000
<COMMON>                                              22,988,000
<PREFERRED-MANDATORY>                                          0
<PREFERRED>                                                    0
<OTHER-SE>                                           348,785,000
<TOTAL-LIABILITY-AND-EQUITY>                         467,720,000
<SALES>                                                        0
<TOTAL-REVENUES>                                      15,480,000
<CGS>                                                          0
<TOTAL-COSTS>                                                  0
<OTHER-EXPENSES>                                       6,208,000
<LOSS-PROVISION>                                               0
<INTEREST-EXPENSE>                                     1,312,000
<INCOME-PRETAX>                                        8,185,000
<INCOME-TAX>                                                   0
<INCOME-CONTINUING>                                    8,185,000
<DISCONTINUED>                                                 0
<EXTRAORDINARY>                                                0
<CHANGES>                                                      0
<NET-INCOME>                                           8,185,000
<EPS-PRIMARY>                                               0.36
<EPS-DILUTED>                                               0.36

F1 Current assets and current liabilities are not applicable to the Company under current industry standards.
                                                          Page 38
